First Quarter 2020 May 5, 2020 1

Safe Harbor Statements and Non-GAAP Results These materials contain forward-looking information. Words such as "anticipate," "assume," "estimate," "expect," “target” "project," "predict," "intend," "plan," These materials contain forward-looking information. Words such as "anticipate," "assume," "estimate," "expect," “target” "project," "predict," "intend," "plan," "believe," "potential," "may," "should" and similar expressions may identify forward-looking information. Forward-looking information in these materials includes, but is not limited to information regarding: second-quarter 2020 results, including adjusted EBITDA; third-quarter and fourth-quarter 2020 results; liquidity following the G4S acquisition; expected future payments to fund pension and UMWA obligations; 2020 cash flow and capex; and post-COVID-19 crisis tax rate. Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to: our ability to improve profitability and execute further cost and operational improvement and efficiencies in our core businesses; our ability to improve service levels and quality in our core businesses; market volatility and commodity price fluctuations; seasonality, pricing and other competitive industry factors; investment in information technology (“IT”) and its impact on revenue and profit growth; our ability to maintain an effective IT infrastructure and safeguard confidential information; our ability to effectively develop and implement solutions for our customers; risks associated with operating in foreign countries, including changing political, labor and economic conditions, regulatory issues (including the imposition of international sanctions, including by the U.S. government), currency restrictions and devaluations, restrictions on and cost of repatriating earnings and capital, impact on the Company’s financial results as a result of jurisdictions determined to be highly inflationary, and restrictive government actions, including nationalization; labor issues, including negotiations with organized labor and work stoppages; pandemics (including the ongoing COVID-19 pandemic and related impact to and restrictions on the actions of businesses and consumers, including suppliers and customers), acts of terrorism, strikes or other extraordinary events that negatively affect global or regional cash commerce; anticipated cash needs in light of our current liquidity position and the impact of COVID-19 on our liquidity; the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates; our ability to identify, evaluate and complete acquisitions and other strategic transactions and to successfully integrate acquired companies; costs related to dispositions and product or market exits; our ability to obtain appropriate insurance coverage, positions taken by insurers relative to claims and the financial condition of insurers; safety and security performance and loss experience; employee and environmental liabilities in connection with former coal operations, including black lung claims; the impact of the Patient Protection and Affordable Care Act on legacy liabilities and ongoing operations; funding requirements, accounting treatment, and investment performance of our pension plans, the VEBA and other employee benefits; changes to estimated liabilities and assets in actuarial assumptions; the nature of hedging relationships and counterparty risk; access to the capital and credit markets; our ability to realize deferred tax assets; the outcome of pending and future claims, litigation, and administrative proceedings; public perception of our business, reputation and brand; changes in estimates and assumptions underlying critical accounting policies; the promulgation and adoption of new accounting standards, new government regulations and interpretation of existing standards and regulations. This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2019, and in our other public filings with the Securities and Exchange Commission. Unless otherwise noted, the forward-looking information discussed today and included in these materials is representative as of today only and The Brink's Company undertakes no obligation to update any information contained in this document. These materials are copyrighted and may not be used without written permission from Brink's. Today’s presentation is focused primarily on non-GAAP results. Detailed reconciliations of non-GAAP to GAAP results are included in the appendix and in the First Quarter 2020 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. | 2

Today’s Message • First-quarter results affected by COVID-19, currency translation • Strong financial health; ample liquidity • Three priorities during the crisis: • Protect our employees and service customers • Preserve cash and optimize profitability • Position Brink’s to be stronger on the other side of the crisis • Our customer base is comprised of diverse, stable, resilient and essential businesses. • Cash is the preferred payment method – managing it for banks and retailers is a significant growth opportunity. • Strategy 2.0 offers “the right services at the right time.” • Expected near-term results: • Low point in 2Q, with target of $45M in Adjusted EBITDA • Improvement in 3Q and 4Q with new cost structure, gradual economic recovery • Emerge from crisis stronger than ever, positioned for long-term growth Notes: See detailed reconciliations of non-GAAP to GAAP results included in the Appendix and in the First Quarter 2020 Earnings Release | available in the Quarterly Results section of the Brink’s website www.brinks.com. 3

Our Priorities PRIORITY 1 Our people and customers • Our highest priority is the health and safety of our employees, their families and our customers. • Provide “essential services” to our customers. PRIORITY 2 Preserve cash and optimize profitability • Take decisive and timely actions to preserve cash, maximize liquidity. • Execute actions now to reduce variable and fixed costs. PRIORITY 3 Position Brink’s to be stronger on the other side of the crisis • Resize the business and rebuild our business model to achieve target profitability at lower revenue. Accelerate synergies and restructuring. • Complete and integrate G4S cash and G4Si acquisitions. • Continue Strategy 2.0 development and implementation. | 4

Our People & Customers – Health & Safety PRIORITY 1 • Working with public health authorities to respond to affected employees with contact tracing and aggressive branch cleaning to mitigate further spreading. • Implementing best practices and training for hygiene, sanitization, and social distancing. • Distributing personal protective equipment, including masks and gloves, and sanitation supplies to frontline employees. • Implementing all employee health screening including daily temperature checks for employees. Brink’s is providing essential services to customers around the world. | 5

First-Quarter 2020 Non-GAAP Results (Non-GAAP, $ Millions, except EPS) Impacted Globally by COVID-19 Pandemic Revenue (4%) Op Profit (26%) Adj. EBITDA (23%) EPS (56%) Constant currency +3% Constant currency (4%) Constant currency (8%) Constant currency (33%) Organic +2% Organic (5%) Tax Rate Acq +1% Acq +1% 49.8% vs. FX (7%) FX (21%) 31.4% in 2019 $932 $905 $132 $873 $853 $121 $85 12.8% $81 $110 Margin $101 $72 $63 $0.81 $0.68 8.4% 9.4% 7.2% 8.7% 12.9% 14.6% 11.6% 13.0% Margin Margin Margin Margin Margin Margin Margin Margin $0.54 $0.36 2018 2019 2020 Const. 2018 2019 2020 Const. 2018 2019 2020 Const. 2018 2019 2020 Const. Curr. Curr. Curr. Curr. Notes: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2020 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. See detailed reconciliations of non-GAAP to GAAP 2018 results in the Appendix. | Constant currency represents 2020 results at 2019 exchange rates. 6

First-Quarter 2020 Operating Profit (Non-GAAP, $ Millions) % Change 10% 1% 11% (21%)(10%) (15%) (26%) Devaluation above $9 $1 $94 ( $18 ) original guidance $85 $76 ( $13 ) $63 9.4% ~9.9% ~8.5% 7.2% Margin Margin Margin Margin 9.4% 8.7% 7.2% Margin Margin Margin 2019 Organic excluding Acq / Disp* 2020 Currency 2020 without Estimated 2020 COVID Constant estimated COVID-19 Impact Op Profit Currency without COVID-19 Impact estimated COVID-19 Impact Notes: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2020 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. Acq/Disp amounts include the impact of | prior year trailing twelve-month results for acquired and disposed businesses. 7

First-Quarter 2020 – Adjusted EBITDA and EPS (Non-GAAP, $ Millions, except EPS) EPS: 1Q19 $0.81 1Q20 $0.36 (56%) vs PY EBITDA (23%) vs PY $7 $101 Tax Rate $39 49.8% vs. 31.4% in 2019 $63 ( $19 ) $37 ( $19 ) ( $6 ) $18 Op Profit Interest Taxes Other Income from D&A Interest Exp Stock Comp Adjusted Expense Continuing Ops & Taxes EBITDA vs ($22) $2 $-($3) ($23) ($4) ($2) ($2) ($31) 2019 Note: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2020 | Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. 8

First-Quarter Results by Segment ($ Millions) North America South America Rest of World Revenue +2% Op Profit (25%) Revenue (14%) Op Profit (3%) Revenue (4%) Op Profit (37%) Constant currency +3% (24%) Constant currency: +8% +28% Constant currency (2%) (36%) Organic +2% (24%) Organic +8% +27% Organic (3%) (36%) Acq +1% 0% Acq 0% +1% Acq 2% 0% FX (1%) (1%) FX (22%) (31%) FX (2%) (1%) $435 $444 $240 $230 $231 $198 $44 $43 $42 $33 $24 10.1% 7.4% $15 Margin Margin 18.7% 21.0% 9.9% 6.5% Margin Margin Margin Margin 2019 2020 2019 2020 2019 2020 2019 2020 2019 2020 2019 2020 • U.S. and Canada volume impact began • Impact by country varied, volume • France and other European country in mid-March … expected low point in impact began in March … expected volume impact began mid-March … April low point in April expected low point in April. France heavily impacted by shutdown • Mexico volume slightly impacted in March … further impact in April • Asia Pacific volume impact began in February with some improvement in Hong Kong in late-March … impact varies across region • BGS volumes impact worldwide since mid-Q1 | 9

Strong Financial Health - Ample Liquidity PRIORITY 2 ($ Millions, except where noted) Cash and Debt Capacity ~$800 million liquidity expected after $300 G4S Acquisition ~$3.1 B ~$0.8 B • ~$500 million Revolver plus ~$300 Liquidity million cash Cash • Incremental $590 million Term Loan A $285 $258 closed on April 1, 2020 ~$2.5 B ~$2.5 B ~$0.83B ~$1.2 B ~$0.9 B No Maturities until 2024 for G4S Revolver Liquidity Liquidity • Credit Facility matures February 2024 $1 B Acquisition • 4.625% Senior Notes mature October 2027. Interest Rates Utilized Revolver Available Revolver • Variable interest LIBOR plus 1.75% • Weighted average interest rate: ~3.16% (as of 3/31/20) Term Loan A $770 $760 ~$1,350 • Term Loan A amortizes 5% per year Current Plan to Maintain Dividend but Suspend Share Repurchases Senior Notes $600 $600 $600 1 Fin. Leases & Other $158 $159 $159 Ratings: Moody’s Ba1; S&P Rating 12/31/2019 3/31/2020 3/31/2020 BB+ Pro-Forma1 ~$800 Million of Liquidity Expected after G4S Acquisition 1. Pro-forma to include additional $590 million Term Loan A closed on April 1, 2020. | 10

CapEx – Target 40-60% Cash Reduction PRIORITY 2 Cash Capital Expenditures 2018-2020 ($ Millions) Targeting ~40-60% reduction in cash CapEx. $165 $165 Cash CapEx Remaining CapEx $155 primarily for safety and $26 $25 Cash Devices security. $25 ~$100 G4S ~$20 Acquisition Cash CapEx excl. Cash $138 $140 $130 ~$25 Devices ~$55 2018 Actual 2019 Actual 2020 Original Target 2020 Revised Cash CapEx Target | 11

Maximize Cash Flow

PRIORITY 2

Includes G4S Acquisition[1]

(Non-GAAP, $ Millions)


$564
$334
$127
$24
$80
$165
$564
$392
Op Profit
$172
D&A / Other
~$280 - $310
~$120 - $150
~ $65
~ $95
$100
TBD
Q2 – Q4 Op Profit
$63
Q1 Actual Op Profit
~ $185
D&A / Other
CFOA
Cash CapEx
Adj. EBITDA
2019 Actual
CFOA
Cash CapEx
Adj. EBITDA
2020 Estimate

Adjusted EBITDA

Cash From Operating Activities

Working Capital and Cash Restructuring
- DSO risk ... negotiating with vendors
- Cash restructuring related to G4S acquisition and adjusting labor due to the COVID-19 crisis

Cash Taxes
- 2019 included lower ETR, FTCs and refunds

Cash Interest
- Impacted by G4S acquisition and Adjusted EBITDA

Cash Capital Expenditures
- Remaining CapEx primarily for safety and security

Managing the Business to Maximize 2020 Free Cash Flow

Includes full G4S acquisition with an estimated closing date on pending portion of July 1st.
Note: Amounts may not add due to rounding. See detailed reconciliations of cash flows in the Appendix.

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Protecting Profitability and Free Cash Flow PRIORITY 2 2019 Cost Structure 2020 Actions (Percent of Total Costs) Direct, Indirect & SG&A Labor • Headcount reductions … severance and furloughs • Negotiated with unions and works councils • Government programs offsetting some payroll costs • Overtime management • Hiring and merit increases frozen 40% • Temporary salary and benefit reductions Direct Labor Fleet & Freight ~60% • Further route optimization • Utilizing most efficient vehicles • Fleet replacement on hold 20% 95% • Necessary/safety maintenance only Indirect & • Freight directly correlates with BGS revenue SG&A Facilities • Rationalizing facilities and maintenance costs Fleet & Freight 15% • Negotiating lease adjustments and deferrals Government Assistance • Pursuing government assistance … different in every country Other including • Payroll support, tax payment deferral SG&A 20% Other Depreciation & • Minimizing professional fees Stock Comp 5% • Essential travel only High Percentage of Variable Costs Flex with Volume / Revenue | 13

United States COVID-19 Volume Impact and Actions

PRIORITY 2

Volume & Revenue


100%
~(30-35%)
~(5%)
~(25-30%)
Pre-COVID Volume and Revenue
Total Volume
Notes Volume
Revenue
Estimated April Impact

Impact

Revenue

- Service volume reductions began in mid-March … April expected to be low point
- Q3 & Q4 improvement expected with economies re-opening
- Retailers more impacted than Financial Institutions
  - 44% of retail customers "essential" and remain open
- Positioning Strategy 2.0 service offerings with retailers

Actions

Direct, Indirect and SG&A Labor

- Headcount reductions – (incl. contractors & open positions)
  - ~25% CIT, ~20% MP, ~20% SG&A
- Overtime reduced
- Salary reductions for management
- Merit increase and 401(k) match frozen

Fleet

- 2020 fleet replacement on hold
- Necessary/safety maintenance

Other

- Facilities maintenance tightened … accelerating closures
- Travel reduced to minimum required for operations
- PPE use increased

Government Programs

- No significant assistance available

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Our Customer Base Diverse, Stable, Resilient and Essential

A Strong Global Customer Base Percent of Revenue1 Brink’s Consolidated U.S. Mexico Brazil Argentina France = Financial Institutions = Retail = Gov’t / Other | 16 1. Brink’s Internal Analysis

U.S. Retail
Driven by Large, Essential Customers & CompuSafe®

44% Essential Services


Temporarily closed
Essential Services
Limited Operations

Retail Revenue[1]

Essential:
- Supermarkets, pharmacies, superstores, mass merchants, discount stores, gas stations, convenience stores, auto parts, healthcare

Limited Operations:
- 8% fast food restaurants
- 7% dine-in restaurants, primarily large national chains

Temporarily Closed:
- Department stores, clothing stores, education, movie theaters

Multi-location Customers


<20
100+
20-99

Retail Revenue by customer size (locations)[1]

Large Enterprises:
- 20% of retail revenue from customers with 1,000+ locations
- 30% from customers with 100-999 locations

Strong Recurring Revenue


CompuSafe
~30%
CIT

Retail Revenue[1]

Subscription-based:
- Long-term contracts and recurring revenue streams

1. Represents U.S. Cash Revenue, which excludes Brink's Global Services and U.S. Global Payments

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Recurring Revenue from Large U.S. Financial Institutions (FI) 66% of U.S. FI Revenue from Customers with 50+ Locations1 <10 • Top 25 Tier 1 banks comprise ~50% of FI revenue 52% • Recurring revenue and 10-49 18% long-term contracts 18% • Stable recurring revenue during the crisis • Outsourcing opportunities in post-pandemic 50+ environment • Potential opportunity to gain share with lower tier FIs | 18 1. Represents U.S. Cash Revenue, which excludes Brink’s Global Services and U.S. Global Payments

Cash in Circulation Continues to Grow Cash Availability Continues to Grow Number and value of notes in circulation consistently grows faster than GDP • 2009 – 2018 CAGR Value of Notes: USD ~7%, Euro ~5% • 2009 – 2018 CAGR Number of Notes: USD ~5%, Euro ~6% USD – notes in circulation1 Euro – notes in circulation2 (in billions) (in billions) 50 30 45 40 25 35 30 20 25 15 20 15 10 10 5 5 0 0 1996 2018 $1 $2 $5 $10 $20 $50 $100 $500 to $10,000 €5 €10 €20 €50 € 100 € 200 € 500 1. Board of Governors of the Federal Reserve System 2. ECB - ecb.europa.eu | 19

Cash is Most Preferred Payment – 75% of Global Transactions Drivers of Cash Usage Strong Cash Usage in our Largest Markets • Unbanked or underbanked rely on cash as a primary payment method • 25% of U.S. Households are unbanked / underbanked1 • All demographics use cash – all ages and income • Cash offers privacy for U.S. Brazil consumers, cannot be hacked • Cash is accessible to all (no hidden fees, required accounts) and ubiquitous • Cash is “go-to” payment method in times of crisis, disaster or cyber-attack Mexico France Argentina Cash All other methods Sources: Federal Reserve Bank of Atlanta, Federal Reserve Bank of Dallas, Banco do Brasil, European Central Bank Occasional Paper #201, PYMNTS.com, The Banque de France, Verdict, McKinsey & Co., Freedonia and internal estimates 12017 FDIC Survey of Unbanked and Underbanked Households | 20

During a Recession, Cash Usage Grows Cash usage grew significantly in the last Drivers of Cash Usage recession in a Recession Cash as a % of Total Payments - U.S. • Cash usage in 2008-2009 grew significantly with 31% government stimulus and constrained consumer 29% credit 27% • Unbanked and underbanked households increase 25% with higher unemployment and increased credit card losses 23% 21% Brink’s Stable in a Recession 19% 2008 2010 2012 2014 2016 2018 • During 2008-2010 recession – Brink’s U.S. revenue remained largely stable U.S. Organic Revenue 10% • Cash management services required at 5% 3% customers’ locations, even if volume is reduced 0% 0% • Unbanked and underbanked continue to transact in cash -5% -4% -10% 2008 2009 2010 Conversion to contactless and app-based payment systems will likely be from credit and debt card users, not cash-centric users Source: Survey of Consumer Payment Choice and Diary of Consumer Payment Choice – Federal Reserve Bank of Atlanta | 21

Cash is Safe and Vital to the Economy



Cash has Lower Germ Index
NYC Fast Food Door Handle
664
NYC Park Bench
503
Average Germ-Score for Credit Cards
285
NYC Train Station Bathroom
163
Average Germ-Score for Cash
160
Average Germ-Score for Coins
136
Average Cash Germ Score: 148
Germ Score By Surface



COVID-19 Virus Survival Time
(in hours)[1]
70
60
50
40
30
20
10
0
Air
Cardboard
Copper
Plastic
Stainless Steel
Cash
Debit/Credit Cards

"Adequate availability of cash is crucial for the functioning of the economy…**(cash) remains the dominant means of payment for consumers, and is of fundamental importance for the inclusion of socially vulnerable citizens, such as elderly or lower-income groups …**

Overall, banknotes do not represent a particularly significant risk of infection compared with other kinds of surface that people come into contact within daily life."

— Fabio Panetta
Member, Executive Board, European Central Bank, April 2020

A recent study shows that the average germ score for credit/debit cards is 285 vs. average germ score for cash/coins at 148 (~2x higher for cards vs. cash).
Source: https://lendedu.com/blog/dirty-money-credit-cards/
[1]BIS bulletin April 3, 2020

22

Large U.S. Retail Opportunity for Brink’s Pre- and Post-COVID-19 Large in-person retail market with one-third of purchases in cash 2019 Total U.S. Cash accounts for 32% Retail Market $5.5T1 of in-person purchases2 Check 89% of 2% Purchases Credit In-Person at 28% Point-of-Sale E-Commerce Cash 11% 32% Debit Other 31% 7% 1. Retail Indicators Branch, U.S. Census Bureau. | 2. 2019 Findings from the Diary of Consumer Payment Choice, Cash Product Office, Federal Reserve System. Note, excludes bill payments 23

Opportunity: 90% of U.S. Retail Locations Not Served by Cash Management Industry in 2019


~90% Unvended
3.8M Retail Locations[1]
BCO
~10% Vended
Brink's initial Strategy 2.0 targets include select enterprise companies with >500 locations

Market Landscape (Estimated)

- 90% of the 3.8 million U.S. retail locations lack a cash management solution ("unvended")
- ~380K are "vended" by Brink's or competitors
- Of the 380K, Brink's currently serves ~135K

Credit / Debit[2]


Unvended ~3%
3.8M Loc.[1]
Vended ~97%

1. Source U.S. Census Bureau and internal estimates
2. Nilson Report and Brink's analysis

24

Why Do So Few Retailers Have a Cash Management Solution? Facts • Cash is a popular payment method for retailers & will be post COVID-19 • Cash logistics industry provides incomplete, limited-value service vs. credit cards Customer Perceptions Customer Needs Cash-in-Transit: • Digital credit for cash deposits • Expensive • Reduce internal and external losses • Inconvenient • Reduce labor costs - staff time for cash • Unnecessary handling and daily trips to the bank • Risky • Consolidate bank accounts and reduce bank fees Credit: • One source for complete service to single • A better value bank of customer’s choice •Easy • Necessary •Safe BRINK’S OPPORTUNITY – Offer a flexible cash management solution that is easy to use and lower cost than credit | 25

Strategy 2.0 – Brink’s Complete™ The Right Service at the Right Time 26

Seizing the Unvended Opportunity with Strategy 2.0 Brink’s Complete disrupts cash management’s one-size-fits-all paradigm with flexible, tech-enabled solutions for a wider range of customers. Introducing Brink’s Complete A Strategy 2.0 Offering • Subscription-based cash management service, target cost <1% of payments • Combines a low-cost device with a self-service app, allowing customers to make deposits and request change orders. • Customers receive advance credit the next business day for the deposits they place in the device. | 27

Brink’s Complete – How It Works Retailers use Brink’s 24SEVEN app to create and track deposits, place 1 change orders, and request support 2 Retailers place cash in a secure device – (provided by Brink’s) 3 Retailers receive advance credit for deposits the next day Brink’s collects and processes cash ~1x/week and 3rd party providers 4 deliver change orders Brink’s Complete designed to eliminate customer trips to the bank, improves employee safety and reduces losses. | 28

Brink’s Complete The Right Service at the Right Time Brink’s Complete Value Proposition Simplified, cost-effective cash management Customer Benefits • Next-day credit • Target cost <1% of cash payments • Eliminates trips to the bank • Bank agnostic • Hassle-free onboarding, use and billing • Enables retail staff to prioritize customer service Well-Positioned for the “New Normal” • More digital experiences and less human contact • Cost-effective solution • Supports quick and safe re-opening • Improved access to working capital | 29 Notes: See detailed reconciliations of non-GAAP to GAAP results included in the Appendix.

Priority 3: Position Brink’s to be stronger post-crisis PRIORITY 3 Continue to execute on all 3 layers of our strategic plan Strategy 1.0 WD – Wider and Deeper • Continue to implement organic growth initiatives across global network of countries • Accelerate restructuring to re-size business • Continue and accelerate integration and synergies from acquisitions Strategy 1.5 Acquisitions • Complete acquisition and integration of G4S operations; achieve synergies Strategy 2.0 • Introduce Brink’s Complete subscription-based cash management service • Expedite adoption by focusing on current customers • Target and contract with large, multi-location retailers that are currently unvended or undervended • Continue to introduce new cash management services including recyclers, ATM network management See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2020 Earnings Release available in the | 30 Quarterly Results section of the Brink’s website www.brinks.com.

Outlook 2020 – Targets through the Crisis • At least $45M of Adjusted EBITDA in 2Q • Improvement in 3Q and 4Q with aggressive cost reduction actions and gradual economy re-openings • Positive operating cash flow for the year and ample liquidity 2021 and Beyond • Emerge from crisis stronger than ever, poised for long-term revenue and margin growth • Leverage expanded global presence and repositioned cost structure • Accelerate organic growth with Strategy 2.0, including Brink’s Complete, solutions | 31 Notes: See detailed reconciliations of non-GAAP to GAAP results included in the Appendix.

The world counts on Brink’s. A Brink’s truck alone on the streets of Paris. We are grateful to our employees who continue to provide essential services to customers around the world during the COVID-19 pandemic. | 32